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                                 PROMISSORY NOTE

New York, New York
US$15,497,555                                                    April 14, 1999


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE REOFFERED OR SOLD UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  FOR VALUE RECEIVED, NATIONAL BROADCASTING COMPANY, INC., a Delaware corporation ("Maker"), by this promissory note (the "Note") unconditionally promises to pay to the order of GE Investments Subsidiary, Inc., a Delaware corporation (the "Holder"), the principal sum of Fifteen Million Four Hundred Ninety Thousand Seven Five Hundred Fifty Five United States Dollars (US$15,497,555), together with interest at the rate of five percent (5%) per annum on the unpaid principal balance from the date hereof to the date such principal balance is paid in full, as set forth in paragraph 2 below. The principal amount, plus interest thereon, shall be due and payable in twelve (12) equal installments of $1,381,514.23 each, payable on each April 1, July 1, October 1 and January 1 thereafter (each, a "Payment Date"), until April 1, 2002; provided, however, that the first payment shall be due and payable five days after the date hereof in the amount of $1,383,785.2 1. Any principal, interest or any other amount hereunder which is not paid when due (whether as stated, by acceleration or otherwise) shall, to the extent permitted by law, thereafter bear interest at the rate per annum 2% above the rate described above.

                              Terms and Provisions
                              --------------------

         1. Payments. All payments to be made hereunder by the Maker shall be made without set-off or counterclaim, in United States dollars in immediately available funds at such place as may be designated by the Holder in writing from time to time. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the succeeding Business Day. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         2. Interest. Interest shall be computed on the basis of a year of 365 days for actual days elapsed and shall be payable from the date hereof on each Payment Date until maturity (whether as stated, by acceleration or otherwise), on demand in respect of any past due amount and upon payment in full of this Note. Interest shall accrue and be paid by the Maker in arrears on each Payment Date until maturity. Anything in this Note to the contrary notwithstanding, the Holder shall not be permitted to charge or receive, and the Maker shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.



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         3. Prepayment. The Maker shall have the right to prepay this Note in whole or in part at any time, without premium or penalty, provided such prepayment is accompanied by the payment of all unpaid interest accrued to the date of prepayment and any other amounts then due under this Note.

         4. Representations and Warranties. The Maker hereby represents and warrants to the Holder that: (a) the Maker is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the full power and authority, and the legal right, to make, deliver and perform the Note and its obligations hereunder on the terms and conditions hereof and has taken all necessary corporate action to authorize the execution, delivery and performance of the Note and to authorize the borrowing hereunder, and this Note has been duly executed and delivered on behalf of the Maker; (b) this Note constitutes a legal, valid and binding obligation of the Maker enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (c) the execution, delivery and performance of this Note, the borrowing hereunder and the use of the proceeds thereof will not violate any material requirement of law, any material contractual obligation of the Maker or its subsidiaries or any of their applicable charters, bylaws or similar documents; and (d) no Event of Default (as defined below) has occurred and is continuing.

         5. Events of Default. If (a) the Maker falls to pay when due any principal of or interest on this Note or any other amount payable hereunder; or
(b) the Maker admits in writing, its inability to pay its debts generally; makes a general assignment for the benefit of creditors; has any proceeding, instituted by or against it seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of the Maker or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or similar official for it or any substantial part of its property; provided, in the case where such proceeding is involuntarily instituted against the Maker, such proceeding remains undismissed after 30 days; or (c) any representation or warranty made by the Maker in this Note proves to have been incorrect in any material respect; then, and in any such event (each, an "Event of Default"), the Holder may, by notice of default given to the Maker in writing or by facsimile transmission, declare unpaid principal, accrued interest and all other amounts payable under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, each of which is hereby expressly waived by the Maker.

         6. No Waiver. No action or omission by the Holder shall constitute a waiver of any rights or remedies of the Holder hereunder. Such rights and remedies are cumulative and not exclusive of any rights or remedies provided by law. Payment of principal of and interest on this Note shall not discharge the Maker's obligation with respect to any other amount payable hereunder.


                                      2

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assigns, except that neither the Holder nor the Maker may assign or transfer any of its rights or obligations under this Note without the prior written consent of the other party.

         7. Governing Law; Jurisdiction. This Note is made and delivered in New York, New York, and, pursuant to Section 5-1401 of the General Obligations Law of the State of New York, shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts fully performed in New York. All Judicial actions, suits or proceedings brought against Maker or the Holder with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Note or for recognition or enforcement of any judgment rendered in any such proceedings shall be brought exclusively in any state or federal court located in the County of New York.

         8. Mutilated, Destroyed or Missing Notes. If any mutilated Note is surrendered to the Maker or the Maker receives evidence to its satisfaction of the destruction, loss or theft of the Note, the Maker shall issue a replacement Note. If required by the Maker, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the maker to protect the Maker from any loss it may suffer if the Note is replaced. The Maker may charge for any expenses in replacing the Note.

         9. Existing Promissory Note. This Note is issued as of the date hereof by Maker to Holder pursuant to that certain Third Amendment to Note, of even date herewith, between Maker and Holder.

                                     NATIONAL BROADCASTING COMPANY, INC.

                                     By:  /s/  Mark W. Begor
                                         ----------------------------------
                                               Name:     Mark W. Begor
                                               Title:    EVP and CFO, NBC



                                       3

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GE Investments Subsidiary, Inc. ("GE Sub") hereby assigns this promissory note to iVillage Inc., a Delaware corporation ("iVillage"), and iVillage hereby accepts this promissory note from GE Sub, in accordance with Sections 3.1 and
6.2 of the Stock Purchase Agreement, dated as of March 9, 1999, between iVillage and National Broadcasting Company, Inc. ("NBC"), pursuant to which iVillage is selling, and GE Sub is purchasing, 4,889,030 shares of Series E Preferred Stock of iVillage.

Dated:  April 14, 1999

                                       GE Investments Subsidiary, Inc.

                                       By:  /s/ Alan M. Lewis
                                           ---------------------------------
                                                 Name:     Alan M. Lewis
                                                 Title:    Exec VP


                                       iVillage Inc.


                                       By:
                                           ----------------------------------
                                                 Name:
                                                 Title:

National Broadcasting Company, Inc. hereby consents to the above-referenced assignment of this promissory note by GE Sub to iVillage.

Dated:  April      , 1999                   National Broadcasting Company, Inc.
              -----



                                            By:
                                               -------------------------------
                                                   Name:
                                                   Title:


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GE Investments Subsidiary, Inc. ("GE Sub") hereby assigns this promissory note to iVillage Inc., a Delaware corporation ("iVillage"), and iVillage hereby accepts this promissory note from GE Sub, in accordance with Sections 3.1 and
6.2 of the Stock Purchase Agreement, dated as of March 9, 1999, between iVillage and National Broadcasting Company, Inc. ("NBC"), pursuant to which iVillage is selling, and GE Sub is purchasing, 4,889,030 shares of Series E Preferred Stock of iVillage.

Dated:  April 14, 1999                      GE Investments Subsidiary, Inc.



                                            By:
                                               -------------------------------
                                                   Name:
                                                   Title:


                                            iVillage Inc.

                                            By:  /s/  Candice Carpenter
                                               -------------------------------
                                                   Name:     Candice Carpenter
                                                   Title:    CEO

National Broadcasting Company, Inc. hereby consents to the above-referenced assignment of this promissory note by GE Sub to iVillage.

Dated:  April      , 1999                   National Broadcasting Company, Inc.
              -----

                                            By:
                                               -------------------------------
                                                       Name:
                                                       Title:


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GE Investments Subsidiary, Inc. ("GE Sub") hereby assigns this promissory note to iVillage Inc., a Delaware corporation (`iVillage"), and iVillage hereby accepts this promissory note from GE Sub, in accordance with Sections 3.1 and
6.2 of the Stock Purchase Agreement, dated as of March 9, 1999, between iVillage and National Broadcasting Company, Inc. ("NBC"), pursuant to which iVillage is selling, and GE Sub is purchasing, 4,889,030 shares of Series E Preferred Stock of iVillage.

Dated:  April 14, 1999                        GE Investments Subsidiary, Inc.



                                              By:
                                                 -----------------------------
                                                   Name:
                                                   Title:

                                              iVillage Inc.

                                              By:
                                                 -----------------------------
                                                    Name:
                                                    Title:

National Broadcasting, Company, Inc. hereby consents to the above-referenced assignment of this promissory note by GE Sub to iVillage.

Dated:  April 14, 1999                       National Broadcasting Company, Inc.




                                              By:  /s/ Mark W. Begor
                                                 -----------------------------
                                                     Name:     Mark W. Begor
                                                     Title:    EVP and CFO